SUPPLEMENT DATED AUGUST 13, 2003

TO THE PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the paragraph immediately preceding the heading "Change of Investments located on page 17 of the Zurich Preferred Variable Annuity Prospectus.

The seventh sentence in such paragraph is hereby deleted and replaced in its entirety with the following sentences:

"FMRC serves as the sub-adviser for the Fidelity VIP Equity-Income Portfolio and the Fidelity VIP Growth Portfolio. Effective August 4, 2003, Geode Capital Management, LLC serves as sub-adviser for the Fidelity VIP Index 500 Portfolio."